HARTFORD LIFE INSURANCE COMPANY
------------------------------------------------------------------------------

----------------------------------------------------------------------------
                       LA ANUALIDAD VARIABLE DEL DIRECTOR

Suplemento a la Anualidad Variable fechado el 20 de enero de 1997 con respecto al Prospecto de la Anualidad Variable del Director fechado el 1 de mayo de 1996, y revisado para entrar en vigor el 9 de agosto de 1996.

El siguiente parrafo se agrega a la seccion del Prospecto titulada
"Introduccion":

El Contrato se puede vender directamente a ciertos individuos bajo ciertas circunstancias que no involucren el pago de ninguna remuneracion por ventas a un representante registrado. En tal caso, Hartford Life acreditara al contrato con un 5.0% del pago de prima adicional. Este porcentaje adicional del pago de prima no afecta de manera alguna los cargos actuales o futuros, derechos, beneficios o valores actuales de otros Propietarios de Contratos. La siguiente clase de individuos es elegible para esta funcion: (1) funcionarios actuales o jubilados, directores, fideicomisarios y empleados (y sus familias) de la matriz principal y filiales de Hartford Life; y (2) empleados y representantes registrados (y sus familias) de corredores de bolsa registrados (o instituciones financieras afiliadas con ellos) que tengan un acuerdo de ventas con Hartford Life y su suscriptor principal para vender los Contratos.

HV-2125